087847\013\7271030.v3 FEDERAL ASSIGNMENT OF CLAIMS AGREEMENT This FEDERAL ASSIGNMENT OF CLAIMS AGREEMENT (this “Agreement”) is entered into as of September 1, 2026, by and between Global Ground Support, LLC, a North Carolina limited liability company (“Assignor”), and Alerus Financial, National Association (“Lender”). RECITALS A. Assignor is party to that certain Credit Agreement dated as of August 29, 2024 (as amended, restated, supplemented, or otherwise modified from time to time, the “Credit Agreement”), by and among the Assignor and the other Borrowers party thereto, Air T, Inc., as Loan Party Agent and Guarantor, and the Lender. B. Assignor is the prime contractor under (i) Indefinite Delivery Requirements Contract No. FA8534-22-D-0001 (the “IDIQ Contract”), awarded by the United States Department of the Air Force, AFLCMC/WNKAC, Robins Air Force Base, Georgia, effective October 22, 2021, and (ii) Delivery Order No. FA8534-26-F-0046 (the “Delivery Order” and, together with the IDIQ Contract and all task orders, delivery orders, modifications, and supplements issued thereunder, the “Government Contract”), issued by the United States Department of the Air Force, AFLCMC/ROKC, Robins Air Force Base, Georgia, dated May 27, 2026, in the amount of $7,335,239.00. C. The Government Contract provides for the manufacture and delivery of Class A Truck Mounted Deicer Trucks and Class B Extended Reach Deicer Trucks to the United States Air Force, with payment to be made by the Defense Finance and Accounting Service, Columbus Center (“DFAS”), Code HQ0339, P.O. Box 182381, Columbus, Ohio 43218-2381. D. To satisfy one of the conditions required for the accounts receivable arising under the Government Contract to constitute “Eligible Accounts” under the Credit Agreement, Assignor desires to execute and deliver to Lender a pre-executed assignment of claims in the form attached hereto as Exhibit A (the “Assignment”), which Lender shall hold and may deliver to the applicable Federal Governmental Authority only upon the occurrence of an Event of Default under the Credit Agreement. AGREEMENT NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows: 1. Delivery and Escrow of Assignment. Concurrently with the execution of this Agreement, Assignor shall execute and deliver to Lender the Assignment, substantially in the form attached hereto as Exhibit A, duly executed by an authorized officer of Assignor. Lender shall hold the Assignment in escrow and shall not deliver the Assignment to the Contracting Officer, DFAS, or any other Federal Governmental Authority except as expressly permitted by Section 2 of this Agreement. Docusign Envelope ID: 5358D6BF-CE49-8578-81F1-4AD4AF01BDE5 TEMP DocuSign Documents

2 2. Lender’s Right to Deliver Assignment. Upon the occurrence of an Event of Default under the Credit Agreement, the Lender may, in its sole discretion, deliver an executed copy of the Assignment to the Contracting Officer, DFAS, the Defense Contract Management Agency (“DCMA”), and/or any other Federal Governmental Authority it deems appropriate, without further consent from or notice to the Assignor. The Lender shall promptly notify the Assignor of any such delivery; provided, however, that failure to provide such notice shall not impair Lender’s rights under this Agreement or the Credit Agreement. 3. Assignor’s Representations and Warranties. Assignor represents and warrants to Lender as of the date hereof and as of each date on which accounts receivable under the Government Contract are included in the Borrowing Base Certificate delivered pursuant to the Credit Agreement, that: (a) the Government Contract is in full force and effect and has not been terminated, suspended, or modified in any manner that would materially impair Assignor’s right to receive payment thereunder; (b) the amounts payable under the Government Contract have not been assigned, pledged, or encumbered to any person or entity other than the Lender; (c) Assignor is not in material default under the Government Contract and has no knowledge of any pending termination, suspension, or offset claim by the Government; (d) no surety bond, performance bond, or payment bond has been posted by Assignor or on Assignor’s behalf in connection with the Government Contract that would render any account arising thereunder ineligible under the Credit Agreement; and (e) Assignor has full authority to execute and deliver this Agreement and the Assignment, and to grant the rights described herein, without violation of any requirement of law, the Government Contract, or any other agreement to which Assignor is a party. 4. Assignor’s Covenants. For so long as any amounts remain outstanding under the Credit Agreement or any accounts receivable arising under the Government Contract are included in the Borrowing Base, Assignor shall: (a) promptly notify Lender in writing of any termination, suspension, modification, or amendment of the Government Contract that would materially impair the Assignor’s right to receive payment thereunder, or any offset, recoupment, or withholding claimed by the Government; (b) not assign, pledge, or otherwise encumber any right to payment under the Government Contract to any person or entity other than Lender; (c) promptly notify Lender if any surety bond, performance bond, or payment bond is posted in connection with the Government Contract; and Docusign Envelope ID: 5358D6BF-CE49-8578-81F1-4AD4AF01BDE5

3 (d) at Lender’s reasonable request, cooperate with Lender in executing any further instruments or documents necessary to protect or perfect Lender’s rights under this Agreement or the Credit Agreement. 5. Assignment of Claims Act Compliance. The Assignment attached as Exhibit A is intended to comply with the requirements of the Assignment of Claims Act of 1940, as amended. Lender and Assignor acknowledge that, upon delivery of the Assignment to the applicable Federal Governmental Authority, additional steps may be required pursuant to applicable regulations to give the assignment full legal effect as against the applicable Federal Governmental Authority, including filing executed copies with the Contracting Officer, any surety, and the applicable disbursing officer. 6. No Modification of Credit Agreement. Nothing in this Agreement shall be deemed to modify, limit, or supersede any term or provision of the Credit Agreement or any other Loan Document (as defined in the Credit Agreement). In the event of any conflict between this Agreement and the Credit Agreement, the Credit Agreement shall control. 7. Governing Law. This Agreement shall be governed by and construed in accordance with the internal laws of the State of Minnesota, without giving effect to conflict of laws principles thereof, but giving effect to federal laws of the United States applicable to national banks. 8. Counterparts. This Agreement may be executed in counterparts, each of which shall be an original and all of which taken together shall constitute one and the same instrument. Electronic or PDF signatures shall be deemed originals. 9. Entire Agreement. This Agreement, together with the Credit Agreement and the other Loan Documents, constitutes the entire agreement of the parties with respect to the subject matter hereof and supersedes any prior agreements or understandings relating thereto. [SIGNATURE PAGE FOLLOWS] Docusign Envelope ID: 5358D6BF-CE49-8578-81F1-4AD4AF01BDE5

[Signature Page to Federal Assignment of Claims Agreement] IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above. GLOBAL GROUND SUPPORT, LLC By: ___________________________________ Name: ___________________________________ Title: ___________________________________ Docusign Envelope ID: 5358D6BF-CE49-8578-81F1-4AD4AF01BDE5 Mark Jundt General Counsel

[Signature Page to Federal Assignment of Claims Agreement] ALERUS FINANCIAL, NATIONAL ASSOCIATION By: ___________________________________ Name: ___________________________________ Title: ___________________________________ Docusign Envelope ID: 5358D6BF-CE49-8578-81F1-4AD4AF01BDE5 SVP, Commercial Banker Briel Grube

EXHIBIT A FORM OF ASSIGNMENT OF CLAIMS This Assignment of Claims (this “Assignment”) is made pursuant to the Assignment of Claims Act of 1940, as amended, by Global Ground Support, LLC, a North Carolina limited liability company (“Contractor”), in favor of Alerus Financial, National Association, having an office at 1016 Civic Center DR NW, Suite 300, Rochester, MN 55901 (“Assignee”). 1. Identification of Contract. Contractor is party to the following United States Government contract: IDIQ Contract No.: FA8534-22-D-0001 Delivery Order No.: FA8534-26-F-0046 (dated May 27, 2026; $7,335,239.00) Contracting Agency: United States Department of the Air Force, AFLCMC/ROKC 235 Byron Street, Building 300, Suite 19A Robins Air Force Base, Georgia 31098-1670 Contracting Officer: Christopher A. Greene Administered by: Defense Contract Management Agency (DCMA) Chicago 1523 West Central Road, Building 203 Arlington Heights, Illinois 60005-2451 Payment Office: DFAS — Columbus Center West Entitlement Operations, P.O. Box 182381, Columbus, Ohio 43218-2381, Code HQ0339 2. Assignment. Contractor hereby assigns, transfers, and sets over to Assignee all of Contractor’s right, title, and interest in and to all money due or to become due under the Government Contract described above, including all claims for money due or to become due thereunder, to be held by Assignee as security for the Obligations (as defined in the Credit Agreement dated as of August 29, 2024, as amended, by and among Contractor and the other Borrowers party thereto, Air T, Inc., as Loan Party Agent and Guarantor, and Assignee). 3. Delivery Upon Default. This Assignment has been delivered to Assignee pursuant to a Federal Assignment of Claims Agreement dated September 1, 2026 between Contractor and Assignee (the “Assignment Agreement”). Assignee is authorized to present this Assignment to the Contracting Officer, DFAS, DCMA, and/or any other applicable Federal Governmental Authority upon and after the occurrence of an Event of Default (each as defined in the Credit Agreement). 4. Direction to Pay. Upon presentation of this Assignment, Contractor requests and directs the Contracting Officer, DFAS, and any other disbursing official to make all payments of money due or to become due under the Government Contract directly to Assignee at the following address: Alerus Financial, National Association Docusign Envelope ID: 5358D6BF-CE49-8578-81F1-4AD4AF01BDE5

[ALERUS PAYMENT ADDRESS] ABA Routing No.: [●] Account No.: [●] Reference: Global Ground Support, LLC / Contract FA8534-22-D-0001 5. Warranty of Title. Contractor warrants that it has not made and will not make any prior or subsequent assignment of the money due or to become due under the Government Contract to any other party, and that no part of the money due or to become due thereunder has been assigned to any other person or entity. 6. Execution. This Assignment is executed as of September 1, 2026 and delivered to Assignee to be held and used as provided in the Assignment Agreement. GLOBAL GROUND SUPPORT, LLC By: ___________________________________ Name: ___________________________________ Title: ___________________________________ State of _______________ County of _______________ Before me, the undersigned authority, personally appeared _______________, known to me to be the _______________ of Global Ground Support, LLC, and acknowledged to me that he/she executed the foregoing Assignment for the purposes therein stated. Notary Public: ___________________________________ My Commission Expires: ___________________________ [NOTARY SEAL] Docusign Envelope ID: 5358D6BF-CE49-8578-81F1-4AD4AF01BDE5